UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 1, 2013

Commission File Number:  001-35522

First PacTrust Bancorp, Inc.
(Exact name of small business issuer as specified in its charter)

Maryland
(State or other jurisdiction of incorporation or organization)
04-3639825
(IRS Employer Identification No.)

18500 Von Karman Ave, Suite 1100, Irvine, California 92612
(Address of principal executive offices)

949-236-5211
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 8.01 below.

Item 8.01 Other Events.

On July 1, 2013, First PacTrust Bancorp, Inc. (the "Company") completed the acquisition of The Private Bank of California. The acquisition was accomplished by merging The Private Bank of California into Beach Beach Business Bank ("Beach") (the "Merger"). Upon closing of the Merger, Beach was renamed "The Private Bank of California." The Company originally disclosed the terms of the Merger in the Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 22, 2012. A copy of the press release announcing the completion of the Merger is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First PacTrust Bancorp, Inc.

Date:   July 2, 2013
By:	/s/ Richard Herrin

Name: Richard Herrin
Title: Executive Vice President, Chief Administrative Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated July 1, 2013